UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2024

Trustfeed Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-56555	86-1006313
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10940 Wilshire Boulevard, Suite 705, Los Angeles, CA	90024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-245-3413

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 28, 2024, Trustfeed Corp., a Nevada corporation (the “Company”), Polomar Acquisition, L.L.C., a Florida limited liability company, and wholly owned subsidiary of the Company (“Merger Sub”) and Polomar Specialty Pharmacy, LLC, a Florida limited liability company (“Polomar”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), pursuant to which, subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into Polomar, with Polomar continuing as the surviving company (the “Surviving Company”) and a wholly owned subsidiary of the Company (the “Merger”).

At the effective time of the Merger (the “Effective Time”), each 1% of the outstanding membership interest of Polomar will be automatically converted into the right to receive 357,414.14 shares of Company common stock (the “Exchange Ratio”). No fractional shares of Company common stock will be issued in the Merger. Following the consummation of the Merger, former members of Polomar are expected to own an aggregate of 75% of the Company and current stockholders of the Company are expected to own an aggregate of 25% of the Company. Notwithstanding the foregoing, the Merger Agreement provides that CWR 1, LLC, the Company’s majority owner with an 83.3% beneficial ownership stake in the Company, shall convert its Company Series A Convertible Preferred Stock into Company common stock, and return for cancellation such number of shares of the Company’s common stock so that, subsequent to the Merger, the Company shall have a public float of at least 10% of the Company’s issued and outstanding shares of common stock. An affiliate of CWR 1, LLC owns a majority of the membership interests of Polomar.

The board of directors of the Company (the “Board”) and the managers and members of Polomar unanimously approved the Merger Agreement and the transactions contemplated thereby.

The Board and the executive officers of the Company immediately prior to the closing of the Merger (the “Closing”) will remain the same immediately after the Closing.

The Closing is subject to certain conditions, including (i) the Company having obtained the affirmative written consent of a majority of its stockholders in favor of the adoption of the Merger Agreement and the transactions contemplated thereby, which has not, as of the date of this Current Report, been obtained, (ii) subject to certain materiality exceptions, the accuracy of the representations and warranties made by each of the Company and Polomar and the compliance by each of the Company and Polomar with their respective obligations under the Merger Agreement, (iii) approval of the transactions contemplated by the Merger Agreement by any third-parties and governmental entities as may be required by law, (iv) the absence of any law or judgment prohibiting or making the Merger unlawful, (v) the receipt of a PCAOB compliant audit of Polomar for the fiscal year ending December 31, 2023, and (vi) the Company shall adopt an equity compensation plan, effect a 10:1 reverse stock split, increase the number of shares of “blank check” preferred stock from 500,000 to 5,000,000, and change its name to “Polomar Health Services, Inc.” (this clause (vi), collectively, the “Shareholder Approval Events”). The Closing of the Merger is not subject to any financing conditions or contingencies.

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The Merger Agreement also contains customary representations, warranties and covenants, including covenants obligating each of the Company and Polomar to continue to conduct its respective business in the ordinary course, to provide reasonable access to each other’s information and to use reasonable best efforts to cooperate and coordinate to make any filings or submissions that are required to be made under any applicable laws or requested to be made by any government authority in connection with the Merger.

The Merger Agreement contains certain termination rights for each of the parties, including, without limitation, (i) by mutual written consent of the Company, Polomar and Merger Sub or (ii) by either the Company or Polomar if the other party has breached its representations, warranties or covenants and such breach would result in a failure of the conditions precedent to Closing, subject to certain negotiated materiality qualifications and cure periods as set forth in the Merger Agreement.

The foregoing summary of the Merger Agreement and the Merger does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

The Merger Agreement has been provided pursuant to applicable rules and regulations of the United States Securities and Exchange Commission in order to provide investors and stockholders with information regarding its terms. However, it is not intended to provide any other factual information about the Company, Polomar, their respective subsidiaries and affiliates or any other party. In particular, the representations, warranties and covenants contained in the Merger Agreement have been made only for the purpose of the Merger Agreement and, as such, are intended solely for the benefit of the parties to the Merger Agreement. In many cases, the representations, warranties and covenants are subject to limitations agreed upon by the parties and are qualified by certain disclosures exchanged by the parties in connection with the execution of the Merger Agreement. Furthermore, many of the representations and warranties in the Merger Agreement are the result of a negotiated allocation of contractual risk among the parties and, taken in isolation, do not necessarily reflect facts about the Company, Polomar, their respective subsidiaries and affiliates or any other party. Likewise, any reference to materiality contained in the representations and warranties may not correspond to concepts of materiality applicable to investors or stockholders. Finally, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement and these changes may not be fully reflected in the Company’s public disclosures.

As a result of the foregoing, investors are encouraged not to rely on the representations, warranties and covenants contained in the Merger Agreement, or on any descriptions thereof, as accurate characterizations of the state of facts or condition of the Company or any other party. Investors and stockholders are likewise cautioned that they are not third-party beneficiaries under the Merger Agreement and do not have any direct rights or remedies pursuant to the Merger Agreement.

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Cautionary Statement Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the federal securities laws. All statements, other than statements of fact, that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of each company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, (1) the risk that the Company and Polomar may not be able to complete the proposed Merger and the ability of the conditions to the closing of the transaction being timely satisfied and the consummation of the transaction, (2) the ability of the Company and/or Polomar to drive increased customer value and financial returns and enhance strategic and operational capabilities, (3) the ability to integrate the Polomar business into the Company and realize the anticipated benefits of the transaction, and (4) the other risks described under the headings “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and such other periodic filings the Company makes from time to time with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements are not guarantees of future performance, and actual results, developments, and business decisions may differ from those envisaged by our forward-looking statements. Except as required by law, we undertake no obligation to update such statements to reflect events or circumstances arising after the date of this press release, and we caution investors not to place undue reliance on any such forward-looking statements.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of the pending Merger involving the Company and Polomar. Subsequent to the receipt of requisite shareholder approval of the Company to approve the Shareholder Approval Events, the Company will file and mail an Information Statement on Schedule 14C promulgated under the Securities Exchange Act of 1934, as amended, for its stockholders containing the information with respect to the approval of the Shareholder Approval Events. When completed, a definitive information statement will be mailed to the Company’s stockholders. INVESTORS ARE URGED TO CAREFULLY READ THE INFORMATION STATEMENT REGARDING THE PENDING MERGER, THE SHAREHOLDER APPROVAL EVENTS AND ANY OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY MAY CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING MERGER AND/OR THE SHAREHOLDER APPROVAL EVENTS. The Company’s stockholders may obtain free copies of the documents we file with the SEC by contacting the Company’s Investor Relations Department by (a) mail at 10940 Wilshire Boulevard, Suite 705, Los Angeles, CA 90024, (b) telephone at (212) 245-3413, or (c) e-mail at IR@trustfeed.com.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
2.1	Agreement and Plan of Merger and Reorganization, dated June 28, 2024, by and among Trustfeed Corp., Polomar Acquisition, L.L.C. and Polomar Specialty Pharmacy, LLC
104	Cover Page Interactive Data File (formatted as inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trustfeed Corp.

/s/ Terrence M. Tierney
Terrence M. Tierney
Interim President/Chief Financial Officer

Date: July 2, 2024

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